                                                                   Exhibit 10.19
                                                                   -------------


                           COLLATERAL AGENT AGREEMENT

                                  by and among

                    BUILDING MATERIALS CORPORATION OF AMERICA

                     AND EACH OTHER GRANTOR A PARTY HERETO,

                           EACH ADMINISTRATIVE AGENT,

                            THE CHASE MANHATTAN BANK,

                               FLEET NATIONAL BANK

                                       AND

                     EACH SENIOR NOTE TRUSTEE A PARTY HERETO

                                       and

                    THE BANK OF NEW YORK, AS COLLATERAL AGENT



                           --------------------------




                          Dated as of December 22, 2000

                                TABLE OF CONTENTS

                                                                                                                PAGE
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
SECTION 1.   DEFINITIONS AND OTHER MATTERS........................................................................2
   Section  Definitions...........................................................................................2
   Section 1.2 Interpretation.....................................................................................2
SECTION 2  CERTAIN OBLIGATIONS AND DUTIES OF THE COLLATERAL AGENT AND THE GRANTORS; POWERS OF ATTORNEY............2
   Section 2.1 Authorization to Execute Security Documents........................................................2
   Section 2.2 Certain Representations and Warranties of the Collateral Agent.....................................2
   Section 2.3 Actions: Control of the Collateral Agent...........................................................2
   Section 2.4 Additional Security Documents......................................................................2
   Section 2.5 Powers of Attorney to the Collateral Agent and to BMCA.............................................2
   Section 2.6 Copies of Letters and Documents....................................................................2
SECTION 3  ACTIONABLE DEFAULTS; REMEDIES..........................................................................2
   Section 3.1 Actionable Default.................................................................................2
   Section 3.2 Remedies...........................................................................................2
   Section 3.3 Right to Initiate Judicial Proceedings, etc........................................................2
   Section 3.4 Appointment of a Receiver..........................................................................2
   Section 3.5 Exercise of Powers.................................................................................2
   Section 3.6 Remedies Not Exclusive.............................................................................2
   Section 3.7 Waiver of Certain Rights...........................................................................2
   Section 3.8 Limitation on Collateral Agent's Duties in Respect of Collateral...................................2
   Section 3.9 Limitation by Law..................................................................................2
   Section 3.10 Absolute Rights of the Beneficiaries..............................................................2
SECTION 4.  COLLATERAL ACCOUNT; APPLICATION OF MONEYS.............................................................2
   Section 4.1 The Collateral Account.............................................................................2
   Section 4.2 Grant of Security Interest; Control of Collateral Account..........................................2
   Section 4.3 Investment of Funds Deposited in Collateral Account................................................2
   Section 4.4 Application of Investments.........................................................................2
SECTION 5.  AGREEMENTS WITH THE COLLATERAL AGENT..................................................................2
   Section 5.1 Delivery of Documents..............................................................................2
   Section 5.2 Information as to Beneficiaries....................................................................2
   Section 5.3 Compensation and Expenses..........................................................................2
   Section 5.4 Stamp and Other Similar Taxes......................................................................2
   Section 5.5 Filing Fees, Excise Taxes, etc.....................................................................2
   Section 5.6 Indemnification....................................................................................2
   Section 5.7 Further Assurances.................................................................................2
SECTION 6.  COLLATERAL AGENT......................................................................................2
   Section 6.1 Acceptance of Trust................................................................................2
   Section 6.2 Exculpatory Provisions.............................................................................2
   Section 6.3  Delegation of Duties..............................................................................2
   Section 6.4 Reliance by Collateral Agent.......................................................................2
   Section 6.5 Limitations on Duties of the Collateral Agent......................................................2
   Section 6.6 Moneys Held by Collateral Agent....................................................................2
   Section 6.7 Resignation and Removal of the Collateral Agent....................................................2
   Section 6.8 Status of Successors to the Collateral Agent.......................................................2
   Section 6.9 Merger of the Collateral Agent.....................................................................2
   Section 6.10 Additional Co-Collateral Agents; Separate Collateral Agents.......................................2
SECTION 7. RELEASE OF COLLATERAL..................................................................................2
   Section 7.1 Conditions to Release of Collateral................................................................2
   Section 7.2  Actions Following Release of the Collateral.......................................................2
SECTION 8  AGREEMENTS AMONG BENEFICIARIES.........................................................................2
   Section 8.1 Other Agreements Among Beneficiaries...............................................................2
   Section 8.2 Payment of Collateral Agent's Fees.................................................................2
   Section 8.3 Invalidation of Payments...........................................................................2
SECTION 9.  OTHER PROVISIONS......................................................................................2

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
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
   Section 9.1 Amendments, Supplements and Waivers................................................................2
   Section 9.2 Notices............................................................................................2
   Section 9.3 Severability.......................................................................................2
   Section 9.4 Dealings with the Grantors.........................................................................2
   Section 9.5 Claims Against the Collateral Agent................................................................2
   Section 9.6 Binding Effect.....................................................................................2
   Section 9.7 Conflict with Other Agreements.....................................................................2
   Section 9.8 Governing Law......................................................................................2
   Section 9.9 Counterparts.......................................................................................2
   Section 9.10 Consent to Jurisdiction...........................................................................2
   Section 9.11 Waiver of Jury Trial..............................................................................2


                           COLLATERAL AGENT AGREEMENT


         COLLATERAL AGENT AGREEMENT (this "Agreement"), dated as of December 22, 2000, by and among BUILDING MATERIALS CORPORATION OF AMERICA, a Delaware corporation ("BMCA" or the "Borrower"), each Subsidiary of BMCA a party hereto, the 1999 Administrative Agent (as defined in Recital A), each Senior Note Trustee (as defined in Recital B), the 2000 Administrative Agent (as defined in Recital C), THE CHASE MANHATTAN BANK, FLEET NATIONAL BANK and THE BANK OF NEW YORK, a New York trust company as collateral agent (in such capacity, the "Collateral Agent").

                                    RECITALS:

         (A) Reference is made to the Amended and Restated Credit Agreement, dated as of December 4, 2000 (the "1999 Credit Agreement"), among BMCA, the lenders from time to time party thereto (each, a "1999 Lender" and, collectively, the "1999 Lenders"), Fleet National Bank, as Documentation Agent, Bear Stearns Corporate Lending, as Syndication Agent, and The Bank of New York, as Administrative Agent (in such capacity, the "1999 Administrative Agent") and Swing Line Lender, under which the 1999 Lenders have agreed to make or participate in the making of Revolving Credit Loans and Swing Line Loans (collectively, the "1999 Loans") to the Borrower upon the terms and subject to the conditions specified in the 1999 Credit Agreement. In addition, one or more of the 1999 Lenders under the 1999 Credit Agreement (each, a "1999 Issuing Bank" and, collectively, the "1999 Issuing Banks") have agreed to issue Letters of Credit (the "1999 Letters of Credit ") for the account of the Borrower, and the 1999 Lenders have agreed to participate therein, upon the terms and subject to the conditions specified in the 1999 Credit Agreement. Certain Subsidiaries of the Borrower (the "1999 Guarantors") have guaranteed the payment of the obligations of the Borrower under the 1999 Credit Agreement, including the 1999 Loans and the 1999 Letters of Credit, pursuant to Subsidiary Guaranties or Supplements to Subsidiary Guaranties executed and delivered in connection with the 1999 Credit Agreement or thereafter with respect thereto (the "1999 Guaranties").

         (B) Reference is also made to:

         (i) the Indenture, dated as of December 9, 1996, between BMCA and The Bank of New York, as trustee (the "2006 Trustee"), pursuant to which 8 5/8% senior notes due 2006 were issued, as supplemented by Supplements dated as of January 1, 1999 and December 4, 2000 (the "2006 Indenture"),

         (ii) the Indenture, dated as of October 20, 1997, between BMCA and The Bank of New York, as trustee (the "2007 Trustee"), pursuant to which 8% senior notes due 2007 were issued, as supplemented by Supplements dated as of January 1, 1999 and December 4, 2000 (the "2007 Indenture"),

         (iii) the Indenture, dated as of July 17, 1998, between BMCA and The Bank of New York, as trustee (the "2005 Trustee"), pursuant to which 7.75% senior notes due 2005 were issued, as supplemented by Supplements dated as of January 1, 1999 and December 4, 2000 (the "2005 Indenture"),

         (iv) the Indenture, dated as of December 3, 1998, between BMCA and The Bank of New York, as trustee (the "2008 Trustee"), pursuant to which 8.00% senior notes due 2008 were issued, as supplemented by Supplements dated as of January 1, 1999 and December 4, 2000 (the "2008 Indenture"), and

         (v) the Indenture, dated as of July 5, 2000, between BMCA and The Bank of New York, as trustee (the "2002 Trustee", and collectively with the 2006 Trustee, the 2007 Trustee, the 2005 Trustee and the 2008 Trustee, the "Senior Note Trustees"), pursuant to which the 10.50% senior notes due 2002 were issued, as supplemented by Supplement, dated as of December 4, 2000 (the "2002 Indenture", and collectively with the 2006 Indenture, the 2007 Indenture, the 2005 Indenture and the 2008 Indenture, the "Senior Note Indentures"). Payment of each Senior Note issued under each Senior Note Indenture is guaranteed by certain Subsidiaries of BMCA (each, a "Senior Note Guarantor") pursuant to Guaranties ("Senior Note Guaranties") executed in connection therewith or thereafter with respect thereto. The senior notes issued pursuant to the Indentures (the "Senior Notes") are and will be, from time to time, held by various holders (collectively, the "Noteholders").

         (C) Reference is further made to the Credit Agreement, dated as of December 4, 2000 (the "2000 Credit Agreement"), among BMCA, the lenders from time to time party thereto (each, a "2000 Lender" and, collectively, the "2000 Lenders"), and The Bank of New York, as Administrative Agent (in such capacity, the "2000 Administrative Agent") and Swing Line Lender, under which the 2000 Lenders have agreed to make or participate in the making of Revolving Credit Loans and Swing Line Loans (collectively, the "2000 Loans") to the Borrower upon the terms and subject to the conditions specified in the 2000 Credit Agreement. In addition, one or more of the 2000 Lenders under the 2000 Credit Agreement (each a "2000 Issuing Bank" and, collectively, the "2000 Issuing Banks") has agreed to issue Letters of Credit (the "2000 Letters of Credit ") for the account of the Borrower, and the 2000 Lenders have agreed to participate therein, upon the terms and subject to the conditions specified in the 2000 Credit Agreement. Certain Subsidiaries of the Borrower (the "2000 Guarantors") have guaranteed the payment of the obligations of the Borrower under the 2000 Credit Agreement, including the 2000 Loans, the 2000 Letters of Credit, the Chase Platinum Obligations and the Fleet LC Obligations pursuant to Subsidiary Guaranties or Supplements to Subsidiary Guaranties executed and delivered in connection with the 2000 Credit Agreement, the Chase Platinum Substitute Note and the Fleet LC Agreement or thereafter with respect thereto (the "2000 Guaranties").

         (D) In consideration for the execution and delivery of: (i) the 1999 Credit Agreement by the 1999 Administrative Agent and the 1999 Lenders, (ii) a Supplement, dated as of December 4, 2000, to each Senior Note Indenture by each Senior Note Trustee (collectively, the "Indenture Supplements"), (iii) the 2000 Credit Agreement by the 2000 Administrative Agent and the 2000 Lenders, the Chase Platinum Agreement by The Chase Manhattan Bank and the Fleet LC Agreement by Fleet National Bank, the Borrower, the 1999 Guarantors, the 2000 Guarantors and the other Subsidiaries of the Borrower that are signatories thereto have executed and delivered the Security Agreement (as hereinafter defined) with the

Collateral Agent to secure, subject to the terms and conditions of this Agreement and the Security Documents (as hereinafter defined), the payment of the Secured Debt (as hereinafter defined).

(E) The execution, delivery and effectiveness of the 1999 Credit Agreement, each of the Indenture Supplements, the 2000 Credit Agreement, the Chase Platinum Agreement and the Fleet LC Agreement are conditioned upon this Agreement having been duly executed and delivered.

                               COLLATERAL AGENCY:

         To secure the payment, observance and performance of the Secured Debt and in consideration of the premises and the mutual agreements set forth herein, the Collateral Agent does hereby acknowledge and accept that it holds as Collateral Agent, to the extent actually received as Collateral Agent, pursuant to this Agreement, all of the following (and each Grantor does hereby consent thereto):

         (A) the Security Agreement and the Mortgages and the Liens granted to the Collateral Agent thereunder;

         (B) the UCC financing statements required to be delivered pursuant to the 1999 Credit Agreement and the 2000 Credit Agreement;

         (C) each agreement entered into and delivered, from time to time, pursuant to Sections 2.4, 5.7 or 9.1(b) and the collateral granted to the Collateral Agent thereunder;

         (D) the Guaranties;

         (E) the Collateral Agreement Collateral (as hereinafter defined); and

         (F) the Proceeds (as hereinafter defined) of each of the foregoing.

         The foregoing Security Documents and the Collateral (as hereinafter defined) and the Proceeds of any and all thereof (the right, title and interest of the Collateral Agent in the Security Documents and the Collateral and such Proceeds being hereinafter referred to as the "Secured Debt Collateral").

         The Collateral Agent hereby holds the Collateral under and subject to the terms and conditions set forth herein and in the Security Documents, and for the benefit of the Beneficiaries (as hereinafter defined) and for the enforcement of the payment of all Secured Debt, and for the performance of and compliance with the covenants and conditions of this Agreement, the 1999 Credit Agreement, the Senior Note Indentures, the 2000 Credit Agreement, the Chase Platinum Agreement, the Fleet LC Agreement, each other Credit Document (as hereinafter defined) and each of the Security Documents.

         If the Grantors, or their successors or assigns, shall satisfy all of the conditions set forth in Section 7 with respect to all or any part of the Collateral, as the case may be, then (i) if with respect to all of the

Collateral, this Agreement, and the rights assigned in the Security Documents, shall cease, determine and be void or (ii) if with respect to part of the Collateral, this Agreement, and the rights assigned in the Security Documents, shall cease, determine and be void with respect to such part of the Collateral; otherwise they shall remain and be in full force and effect.

         SECTION 1. DEFINITIONS AND OTHER MATTERS.

         Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Acceleration Default": defined in the Security Agreement.

         "Actionable Default": defined in the Security Agreement.

         "Administrative Agent": defined in the Security Agreement.

         "Affiliate": defined in the Security Agreement.

         "Approved Bank": any bank whose (or whose parent company's) unsecured non-credit supported short-term commercial paper rating from (i) Standard & Poor's is at least A-1 or the equivalent thereof or (ii) Moody's is at least P-1 or the equivalent thereof.

         "Bankruptcy Code": the federal Bankruptcy Code.

         "Beneficiary": each Lender, each 1999 Issuing Bank, the 2000 Issuing Bank, each Administrative Agent, each Noteholder, each Senior Note Trustee and each holder of the Chase Platinum Obligations and the Fleet LC Obligations.

         "BMCA Bankruptcy": defined in Section 4.4(b).

         "Borrower Obligations": defined in the Security Agreement.

         "Business Day": (i) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such State are required or authorized by law or other governmental action to close, and (ii) a day of the year on which the Collateral Agent is not required or authorized to close.

         "Chase Platinum Agreement": defined in the Security Agreement.

         "Chase Platinum Obligations": defined in the Security Agreement.

         "Collateral": defined in the Security Agreement.

         "Collateral Account": defined in Section 4.1 which definition shall include any sub-accounts created thereunder.


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
         "Collateral Agent": The Bank of New York, a New York trust company, and its successors as provided herein.

         "Collateral Agent's Fees": all fees, costs and expenses of the Collateral Agent of the types described in Sections 5.3, 5.4, 5.5 and 5.6.

         "Collateral Agent's Liens": all liens and security interests against the Secured Debt Collateral which result from (i) claims against the Collateral Agent unrelated to the transactions contemplated by this Agreement and the Security Documents or (ii) affirmative acts by the Collateral Agent creating a lien or security interest other than as contemplated by this Agreement.

         "Collateral Agreement Collateral": defined in Section 4.2(a).

         "Credit Agreement": defined in the Security Agreement.

         "Credit Document": defined in the Security Agreement.

         "Credit Party": defined in the Security Agreement.

         "Debt Instrument": defined in the Security Agreement.

         "Deposit Account": defined in the Security Agreement.

         "Depositary Control Agreement": defined in the Security Agreement.

         "Distribution Dates": the Business Days fixed by the Collateral Agent (the first of which shall occur as soon as practicable after a Notice of Default has been given by the Required Lender Representative, but in no event more than ninety days after the giving by the Required Lender Representative of a Notice of Default which has not theretofore been withdrawn and the balance of which shall, so long as such Notice of Default shall not have been withdrawn by the Required Lender Representative, be on the corresponding date (or if not a Business Day, the next Business Day) in each calendar month thereafter) for the distribution of all moneys held by the Collateral Agent in the Collateral Account.

         "Fleet LC Agreement": defined in the Security Agreement.

         "Fleet LC Obligations": defined in the Security Agreement.

         "Governmental Authority": any foreign, federal, state, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator.

         "Grantors": defined in the Security Agreement.

         "Guaranties": defined in the Security Agreement.

         "Guarantor Obligations": defined in the Security Agreement.

         "Hedge Agreement": defined in the Security Agreement.

         "Hedge Obligations": defined in the Security Agreement.

         "Indenture Supplements": defined in Recital D.

         "Issuing Bank": defined in the Security Agreement.

         "Junior Obligations: defined in the Security Agreement.

         "Lender": defined in the Security Agreement.

         "Lender Representative": the 1999 Administrative Agent, the 2000 Administrative Agent, each Senior Note Trustee, The Chase Manhattan Bank with respect to the Chase Platinum Obligations or Fleet National Bank with respect to the Fleet LC Obligations, as the case may be.

         "Letters of Credit": defined in the Security Agreement.

         "Loans": defined in the Security Agreement.

         "Moody's": Moody's Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency or, if neither Moody's Investors Service, Inc. nor any such successor shall be in the business of rating senior unsecured long-term debt, a nationally recognized rating agency in the United States selected by the Collateral Agent.

         "Mortgage": defined in the 2000 Credit Agreement.

         "1999 Administrative Agent": defined in Recital A.

         "1999 Credit Agreement": defined in Recital A.

         "1999 Credit Agreement Event of Default" shall have the meaning attributed to the term "Event of Default" in the 1999 Credit Agreement.

         "1999 Distribution Amounts": with respect to each 1999 Lender, the difference (if positive) between the principal amount of the 1999 Loans on the Petition Date and the principal amount of the 1999 Loans on the Sharing Date, provided however, if a reorganization plan or other similar plan or order confirmed or otherwise approved in a BMCA Bankruptcy provides for the full payment of the principal amount of the 1999 Loans then the 1999 Distribution Amount shall be the principal amount of the1999 Loans on the Petition Date.

         "1999 Guaranties": defined in Recital A.

         "1999 Guarantor": defined in Recital A.

         "1999 Issuing Bank": defined in Recital A.

         "1999 Lender": defined in Recital A.

         "1999 Letter of Credit": defined in Recital A.

         "1999 Liens": the first-priority liens granted by the Security Agreement in favor of the 1999 Lenders or any lien subsequently granted in a BMCA Bankruptcy.

         "1999 Loans": defined in Recital A.

         "1999 Obligations": defined in the Security Agreement.

         "1999 Sharing Payment": with respect to each 1999 Lender, an amount equal to its 1999 Distribution Amounts multiplied by the 1999 Sharing Percentage multiplied by one-third, but in no event shall the 1999 Sharing Payment of such 1999 Lender exceed one-third of the outstanding principal balance of the 1999 Loans of such 1999 Lender on the Petition Date. If the 1999 Loans shall have been satisfied in whole or in part with consideration other than or in addition to cash, the 1999 Sharing Payment shall be made with a ratable amount of the consideration so received.

         "1999 Sharing Percentage": a fraction, (x) the numerator of which is the outstanding principal amount of the Senior Notes on the Petition Date and
(y) the denominator of which is the sum of (i) the outstanding principal amount of the 1999 Loans at such time and (ii) such outstanding principal amount of the Senior Notes at such time.

         "Noteholders": defined in Recital B.

         "Notice of Acceleration Default": defined in the Security Agreement.

         "Notice of Actionable Default": defined in the Security Agreement.

         "Notice of Default": a Notice of Acceleration Default or a Notice of Actionable Default, as the case may be.

         "Obligations": defined in the Security Agreement.

         "Person": defined in the Security Agreement.

         "Petition Date": the date on which a bankruptcy petition shall have been filed with respect to BMCA commencing a BMCA Bankruptcy.

         "Priority Fees and Expenses": the total fees and expenses incurred by the Priority Holders in connection with the collection or enforcement of the Priority Obligations.

         "Priority Holders": the holders of the Priority Obligations.

         "Priority Obligations": defined in the Security Agreement.

         "Proceeds": defined in the Security Agreement.

         "Qualified Depositary Institution": defined in the Security Agreement.

         "Required Lender Representative": defined in the Security Agreement.

         "Responsible Officer": with respect to any Person, the Chairman of the Board, the President, the Chief Financial Officer, the Chief Executive Officer or the Treasurer of such Person.

         "Secured Debt": defined in the Security Agreement.

         "Secured Debt Collateral": defined on page 3 under "Collateral Agency".

         "Secured Parties": defined in the Security Agreement.

         "Security Agreement": the Security Agreement executed by and among the Grantors and the Collateral Agent, dated as of the date hereof.

         "Security Documents": defined in the Security Agreement.

         "Senior Note Distribution Amount": with respect to each Noteholder, the distribution received by such Noteholder on its Unsecured Equivalent Claim. If the distribution received by the Noteholders with respect to their claims consists in whole or in part of consideration other than or in addition to cash, the Senior Note Distribution Amount shall be made with a ratable amount of the consideration so received.

         "Senior Note Event of Default" defined in the Security Agreement.

         "Senior Note Guaranties": defined in Recital B.

         "Senior Note Guarantor": defined in Recital B.

         "Senior Note Indentures": defined in Recital B.

         "Senior Note Lien Avoidance": the liens granted by the Security Agreement in favor of the Noteholders are avoided or set aside pursuant to a final non-appealable order of a court of competent jurisdiction pursuant to applicable law, which order shall not have resulted from the "bad conduct" or "unclean hands" of any Senior Note Trustee or any Noteholder or as a result of any action brought by any Senior Note Trustee or any Noteholder seeking such relief. The negotiation for, and acceptance of, the liens granted by the Security Agreement shall not constitute "bad conduct" or "unclean hands" for purposes of this section.

         "Senior Note Obligations": defined in the Security Agreement.

         "Senior Note Trustees": defined in Recital B.

         "Senior Notes": defined in Recital B.

         "Sharing Date": ninety days after Noteholders receive distributions with respect to their claims under the Senior Notes pursuant to a reorganization plan or other similar plan or order confirmed or otherwise approved in a BMCA Bankruptcy.

         "Standard & Poor's": Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto that is a nationally recognized rating agency or, if neither such division nor any such successor shall be in the business of rating senior unsecured long-term debt, a nationally recognized rating agency in the United States selected by the Collateral Agent.

         "Subsidiary": defined in the 2000 Credit Agreement.

         "Supplements: defined in Recital D.

         "2000 Administrative Agent": defined in Recital C.

         "2000 Borrower": defined in Recital C.

         "2000 Credit Agreement": defined in Recital C.

         "2000 Credit Agreement Event of Default" shall have the meaning attributed to the term "Event of Default" in the 2000 Credit Agreement.

         "2000 Guaranties": defined in Recital C.

         "2000 Guarantor": defined in Recital C.

         "2000 Issuing Bank": defined in Recital C.

         "2000 Lender": defined in Recital C.

         "2000 Letter of Credit": defined in Recital C.

         "2000 Loan": defined in Recital C.

         "2000 Obligations": defined in the Security Agreement.

         "2002 Indenture": defined in Recital B.

         "2005 Indenture": defined in Recital B.

         "2006 Indenture": defined in Recital B.

         "2007 Indenture": defined in Recital B.

         "2008 Indenture": defined in Recital B.

         "2002 Trustee": defined in Recital B.

         "2005 Trustee": defined in Recital B.

         "2006 Trustee": defined in Recital B.

         "2007 Trustee": defined in Recital B.

         "2008 Trustee": defined in Recital B.

         "Unsecured Equivalent Claim": for each Noteholder, a portion of the amount of its allowed unsecured claim with respect to its Senior Notes which equals the amount of the 1999 Sharing Payment received by such Noteholder.


















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
         Section 1.2 Interpretation. Capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement. The definitions of terms used herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (i) any definition of or reference herein to any agreement (including this Agreement), instrument or other document, and to any exhibit or schedule thereto, shall be construed as referring to such agreement, instrument or other document, and any exhibit or schedule thereto (including any Exhibit or Schedule hereto), as from time to time amended, supplemented or otherwise modified, (ii) any definition of or reference to any law shall be construed as referring to such law as from time to time amended and any successor thereto and the rules and regulations promulgated from time to time thereunder, (iii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iv) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (v) all references herein to Articles, Sections, Exhibits and Schedules, Recitals and paragraphs shall be construed to refer to Articles, Sections, and Exhibits and Schedules, Recitals and paragraphs of or to, this Agreement and (vi) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

         SECTION 2. CERTAIN OBLIGATIONS AND DUTIES OF THE COLLATERAL AGENT AND THE GRANTORS; POWERS OF ATTORNEY.

         Section 2.1 Authorization to Execute Security Documents. The Collateral Agent shall execute and deliver each of the Security Documents requiring execution and delivery by it and shall accept delivery from each Grantor of those Security Documents which do not require the Collateral Agent's execution.

         Section 2.2 Certain Representations and Warranties of the Collateral Agent. The Collateral Agent, in its capacity as Collateral Agent hereunder, and The Bank of New York, in its individual capacity, each represent and warrant to the Beneficiaries as follows:

         (a) The Bank of New York is a trust company duly incorporated, validly existing and in good standing under the laws of New York and has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Security Documents to which it is a party.

         (b) The execution, delivery and performance by the Collateral Agent of this Agreement and the Security Documents to which it is a party have been duly authorized by all necessary corporate action on the part of The Bank of New York.

         (c) There are no Collateral Agent's Liens and The Bank of New York, in its individual capacity, has no liens or security interests against the Secured Debt Collateral.

         (d) There are no actions or proceedings pending or threatened against it before any Governmental Authority (i) which question the validity or enforceability of this Agreement or any Security Documents to which it is a party; or (ii) which relate to the banking or trust powers of The Bank of New York and which, if determined adversely to the position of The Bank of New York, would materially and adversely affect the ability of The Bank of New York or the Collateral Agent to perform their respective obligations under this Agreement or any of the Security Documents to which any one or more of them is a party.

         (e) This Agreement and each of the Security Documents to which the Collateral Agent is a party have been duly executed and delivered by the Collateral Agent (assuming, with respect to the Security Documents, that this Agreement has been duly authorized, executed and delivered by the other parties hereto) and are the legal, valid and binding obligations of the Collateral Agent enforceable in accordance with their terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (f) No UCC financing statements or other filings or recordations executed by or on behalf of The Bank of New York in its individual capacity have been filed by or against it with respect to any of the Collateral.

         Section 2.3 Actions: Control of the Collateral Agent.

         (a) Subject to Sections 2.3(b) and 2.3(c) and except as otherwise provided in Section 2.3(d) and in the Security Agreement, the Collateral Agent shall take such action with respect to the Collateral and the Security Documents (including, but not limited to, exercising the rights and remedies provided in Section 3) as is requested in writing by and only by the Required Lender Representative. Notwithstanding the foregoing, the Collateral Agent shall not be obligated to take any action which is in conflict with any provisions of law or of this Agreement or the Security Documents or with respect to which the Collateral Agent has not received adequate security or indemnity as provided in
Section 6.4(d). Following the receipt by the Collateral Agent of a Notice of Default from the Required Lender Representative, and so long as such Notice of Default has not been withdrawn by the Required Lender Representative, the Collateral Agent shall not take any action to enforce the security interest in the Collateral or foreclose on any Lien thereon unless the Collateral Agent has received instructions to do so in the manner provided in this Section 2.3.

         (b) The Collateral Agent shall not be obligated to follow any written directions received pursuant to Section 2.3(a) to the extent the Collateral Agent has received an opinion of independent counsel to the Collateral Agent to the effect that such written directions are in conflict with any provisions of law or this Agreement, provided, however, that under no circumstances shall the Collateral Agent be liable for following the written instructions of the Required Lender Representative at such times as such parties have the authority to act as herein provided.

         (c) Nothing in this Section 2.3 shall impair the right of the Collateral Agent to take or omit to take any action not inconsistent with any direction of the Required Lender Representative.

         (d) The Collateral Agent shall have no duty to inquire into, investigate or ascertain the performance by any Grantor of any of the covenants or agreements of any Grantor contained herein or in any other agreement or document, including, without limitation, any of the agreements and covenants contained in Section 3.4(d) of the Security Agreement.

         Section 2.4 Additional Security Documents. In the event that a Grantor acquires any interest in any Collateral which is not covered by a Security Document in a manner which will perfect the Collateral Agent's lien upon and first priority security interest in such Collateral without further act or deed of the Collateral Agent, at the time such interest in such Collateral is acquired, to the extent that such security interest may be perfected by the execution and/or filing of a Security Document, then such Grantor shall immediately prepare, execute and deliver to the Collateral Agent such Security Documents, in form and substance similar to the Security Documents heretofore executed and delivered by the Grantors, as are necessary to perfect the Collateral Agent's lien upon and security interest in such Collateral. If the signature of the Collateral Agent is required on any such Security Document, such Grantor shall present such Security Document to the Required Lender Representative and the Required Lender Representative will forward such Security Document to the Collateral Agent for signature and the Collateral Agent shall execute such Security Document and endeavor to cause such Security Document to be filed or recorded with the public filing and/or recording offices designated by the Required Lender Representative as required or advisable to perfect or protect the Collateral Agent's lien upon and security interest in such Collateral.

         Section 2.5 Powers of Attorney to the Collateral Agent and to BMCA.

         (a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such Grantor or the name of such attorney-in-fact for the purpose of signing documents and taking other action to perfect, promote and protect the liens and security interests of the Collateral Agent in the Collateral. Such power of attorney is a power coupled with an interest, shall be irrevocable and shall not first require the Collateral Agent to have received a Notice of Default.

         (b) Each other Grantor hereby irrevocably constitutes and appoints BMCA and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such

Grantor or in its own name, from time to time in BMCA's discretion, to take or omit taking any and all actions hereunder for the purpose of carrying out the terms of this Agreement and any of the Security Documents, to receive and give all notices to be given by or received by such Grantor, to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes hereof and, without limiting the generality of the foregoing, hereby grants to BMCA the power and right on behalf of such Grantor, without assent by such Grantor, to bind such Grantor in all respects hereunder and under any of the Security Documents, with the intent that all action taken by BMCA on behalf of such Grantor shall be binding upon and inure to the benefit of such Grantor as effectively as if such action were taken directly by such Grantor. Each such power of attorney is a power coupled with an interest and shall be irrevocable until all of the Obligations are paid in full in cash.

         Section 2.6 Copies of Letters and Documents. The Collateral Agent shall promptly provide the Required Lender Representative copies of any letters or documents it receives in connection with any Deposit Account, including, but not limited to, letters and documents related to the termination or opening of any Deposit Account. In addition, the Collateral Agent shall provide to any Lender Representative, upon such Lender Representative's request, copies of any letters or documents the Collateral Agent receives from any Grantor or any other Person in connection with this Agreement, including additional Security Documents.

         SECTION 3. ACTIONABLE DEFAULTS; REMEDIES.

         Section 3.1 Actionable Default.

         (a) Upon actual receipt by an officer of The Bank of New York's Corporate Trust Division of a Notice of Default from the Required Lender Representative, the Collateral Agent shall, within five Business Days thereafter, send a copy thereof to each Lender Representative and shall notify each Lender Representative, in the manner provided in Section 9.2, that a Notice of Default has been received by the Collateral Agent. Upon receipt of any written directions pursuant to Section 2.3(a), the Collateral Agent shall, within five Business Days thereafter, send a copy thereof to each Lender Representative.

         (b) The Required Lender Representative giving a Notice of Default shall be entitled to withdraw it by delivering written notice of withdrawal to the Collateral Agent (i) before the Collateral Agent takes any action to exercise any remedy with respect to the Collateral or (ii) thereafter, if BMCA otherwise indemnifies the Collateral Agent and the Beneficiaries (in a manner satisfactory to the Collateral Agent and the Lender Representatives in their sole discretion) with respect to all costs and expenses incurred by the Collateral Agent and the Beneficiaries in connection with reversing all actions the Collateral Agent has taken to exercise any remedy or remedies with respect to the Collateral. The Collateral Agent shall immediately notify BMCA as to the receipt and contents of any such notice of withdrawal and shall promptly notify each Lender Representative, in the manner provided in Section 9.2, of the withdrawal of any Notice of Default and shall promptly send a copy of any such notice of withdrawal to each Lender Representative.

         Section 3.2 Remedies.

         (a) Upon receipt of a Notice of Default from the Required Lender Representative, and irrespective of whether the Collateral Agent has delivered notices to the Lender Representatives pursuant to Section 3.1(a), the Collateral Agent shall exercise the rights and remedies provided in this Section 3 and the rights and remedies provided in any of the Security Documents in accordance with instructions of the Required Lender Representative.

         (b) Each Grantor hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law and except as otherwise expressly provided in this Agreement) of any kind in connection with this Agreement, any Collateral or any Security Document.

         (c) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such Grantor or in its own name, from time to time in the Collateral Agent's discretion, during the continuation of any Actionable Default or Acceleration Default, for the purpose of carrying out the terms of this Agreement and any of the Security Documents and hereby gives the Collateral Agent the power and right on behalf of such Grantor, without assent by such Grantor, to the extent permitted by applicable law, to do the following:

         (i) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due with respect to the Collateral,

         (ii) to receive, take, indorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and nonnegotiable instruments, documents and chattel paper taken or received by the Collateral Agent in connection herewith and therewith,

         (iii) to commence, file, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to the Collateral, and

         (iv) to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof pursuant to the terms and conditions hereunder and thereunder.

         Section 3.3 Right to Initiate Judicial Proceedings, etc.

         (a) Even if the Collateral Agent has not received a Notice of Default from the Required Lender Representative, the Collateral Agent shall nevertheless have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and each Security Document; provided, however, that as set forth in
Section 2.3(a), foreclosure of the liens and security interests in the Collateral may not be commenced prior to the Collateral Agent's receipt of a Notice of Default and instructions from the Required Lender Representative.

         (b) If and only if the Collateral Agent shall have received a Notice of Default from the Required Lender Representative and during such time as such Notice of Default shall not have been withdrawn, the Collateral Agent may, either after entry or without entry, proceed by suit or suits at law or in equity to foreclose upon the Collateral and to sell all or, from time to time, any of the Secured Debt Collateral under the judgment or decree of a court of competent jurisdiction.

         Section 3.4 Appointment of a Receiver. If a receiver of the Secured Debt Collateral shall be required to be appointed in any judicial proceeding, The Bank of New York may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Collateral Agent shall be entitled to retain possession and control of all cash held by or deposited with it or its agents pursuant to any provision of this Agreement or any Security Document.

         Section 3.5 Exercise of Powers. All of the powers, remedies and rights of the Collateral Agent as set forth in this Agreement may be exercised by the Collateral Agent in respect of any Security Document as though set forth at length therein and all the powers, remedies and rights of the Collateral Agent as set forth in any Security Document may be exercised from time to time as herein and therein provided.

         Section 3.6 Remedies Not Exclusive.

         (a) No remedy conferred upon or reserved to the Collateral Agent herein or in the Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any of the Security Documents or now or hereafter existing at law or in equity or by statute.

         (b) No delay or omission of the Collateral Agent to exercise any right, remedy or power accruing upon any Actionable Default shall impair any such right, remedy or power or shall be construed to be a waiver of any such Actionable Default or an acquiescence therein; and every right, power and remedy given by this Agreement or any Security Document to the Collateral Agent may be exercised from time to time.

         (c) In case the Collateral Agent shall have proceeded to enforce any right, remedy or power under this Agreement or any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the Grantors, the Collateral Agent and the Beneficiaries shall, subject to any effect of or determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder and under such Security Document with respect to the Secured Debt Collateral and in all other respects, and thereafter all rights, remedies and powers of the Collateral Agent shall continue as though no such proceeding had been taken.

         (d) All rights of action and rights to assert claims upon or under this Agreement and the Security Documents may be enforced by the Collateral Agent without the possession of any Debt Instrument or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Collateral Agent shall be brought in its name as Collateral Agent and any recovery of judgment shall be held as part of the Secured Debt Collateral.

         Section 3.7 Waiver of Certain Rights. Each Grantor, to the extent it may lawfully do so, on behalf of itself and all who may claim from, through or under it, including, without limitation, any and all subsequent creditors, vendees, assignees and lienors, expressly waives and releases any, every and all rights to demand or to have any marshaling of the Secured Debt Collateral upon any sale, whether made under any power of sale granted under the Security Documents, or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement or the Security Documents and consents and agrees that all the Secured Debt Collateral may at any such sale be offered and sold as an entirety. In no event, however, does any Grantor waive any obligations of the Collateral Agent under applicable law to dispose of the Secured Debt Collateral in a commercially reasonable manner.

         Section 3.8 Limitation on Collateral Agent's Duties in Respect of Collateral. Beyond its duties set forth in this Agreement as to the custody thereof and the accounting to the Grantors and the Required Lender Representatives for moneys received by it hereunder, the Collateral Agent shall not have any duty to the Grantors or the Beneficiaries as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent, however, that the Collateral Agent or an agent or nominee of the Collateral Agent maintains possession or control of any of the Collateral or the Security Documents at any office of a Grantor, the Collateral Agent shall, or shall instruct such agent or nominee to, grant such Grantor the access to such Collateral or Security Documents which such Grantor requires for the conduct of its business, as permitted by the Credit Documents, so long as the Collateral Agent shall not have received a Notice of Default from the Required Lender Representative.

         Section 3.9 Limitation by Law. All the provisions of this Section 3 are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable in whole or in part.

         Section 3.10 Absolute Rights of the Beneficiaries. Notwithstanding any other provision of this Agreement or any provision of any Security Document, neither the right of each Beneficiary, which is absolute and unconditional, to receive payments of the Secured Debt held by such Beneficiary on or after the due date thereof as therein expressed, to institute suit for the enforcement of such payment on or after such due date, or to assert its position and views as a secured or unsecured creditor in, and to otherwise exercise any right (other than the right to enforce the security interest in the Collateral, which shall in all circumstances be exercisable only by the Collateral Agent and only as provided in this Agreement and the Security Documents) which such Beneficiary may have in connection with, a case under the Bankruptcy Code in which a Grantor is a debtor, nor the obligation of each Grantor, which is also absolute and unconditional, to pay the Secured Debt owing by such Grantor to each Beneficiary at the time and place expressed therein shall be impaired or affected without the consent of such Beneficiary.

         SECTION 4. COLLATERAL ACCOUNT; APPLICATION OF MONEYS.

         Section 4.1 The Collateral Account. On the date hereof there shall be established and, at all times thereafter there shall be maintained by the Collateral Agent an account which shall be entitled the "Collateral Account" (the "Collateral Account"). The Collateral Agent may establish and maintain one or more sub-accounts under the Collateral Account, each of which shall constitute a part of the Collateral Account. All moneys which are received by the Collateral Agent with respect to the Collateral at any time after a Notice of Default shall have been given to the Collateral Agent by the Required Lender Representative and shall not have been withdrawn shall be deposited in the Collateral Account and thereafter shall be held, applied and/or disbursed by the Collateral Agent in accordance with the terms of this Agreement.

         Section 4.2 Grant of Security Interest; Control of Collateral Account.

         (a) To secure the prompt and complete payment, when due, and the observance and performance of all Secured Debt, each Grantor hereby assigns and pledges to the Collateral Agent and grants to the Collateral Agent a security interest in all of the right, title and interest of such Grantor in and to the following, whether presently existing or hereafter arising or acquired (the "Collateral Agreement Collateral"): the Collateral Account, all cash deposited therein, all certificates and instruments, if any, from time to time representing the Collateral Account; all investments from time to time made pursuant to Section 4.3, all notes, certificates of deposit and other instruments from time to time hereafter delivered to or otherwise possessed by the Collateral Agent in substitution for, or in addition to, any or all of the then existing Collateral Agreement Collateral; all interest, dividends, cash, instruments, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral Agreement Collateral; and to the extent not covered above, all Proceeds of and any collections, earnings and accruals with respect to any or all of the foregoing (whether the same are acquired before or after the commencement of a case under the Bankruptcy Code by or against such Grantor as a debtor).

         (b) All right, title and interest in and to the Collateral Account shall vest in the Collateral Agent, and funds on deposit in the Collateral Account and other Collateral Agreement Collateral shall constitute part of the Secured Debt Collateral. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Agent.

         Section 4.3 Investment of Funds Deposited in Collateral Account. The Collateral Agent shall invest and reinvest, but only in accordance with the instructions of the Required Lender Representative specifying the particular investment, moneys on deposit in the Collateral Account at any time in any of the following investments:

         (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in full support thereof) having maturities of not more than six months from the date of acquisition;

         (ii) dollar denominated domestic and eurodollar time deposits, certificates of deposit and bankers acceptances of (x) any Lender or (y) any Approved Bank, in any such case with maturities of not more than six months from the date of acquisition;

         (iii) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company which at the time of acquisition has an unsecured non-credit supported short-term commercial paper rating of at least A-1 or the equivalent by Standard & Poor's or at least P-1 or the equivalent by Moody's, or guaranteed by any industrial or financial company with a long term unsecured non-credit supported senior debt rating of at least A or A-2, or the equivalent, by Standard & Poor's or Moody's, as the case may be, and in each case maturing within six months after the date of acquisition;

provided, however, that in order to provide the Collateral Agent with a perfected security interest therein, each Grantor shall take such steps as shall be required by the Required Lender Representative to perfect the security interest therein. All such investments and the interest and income received thereon and therefrom and the net proceeds realized on the sale thereof shall be held in the Collateral Account as part of the Secured Debt Collateral.

         Section 4.4 Application of Investments.

         (a) From and after the receipt by the Collateral Agent of a Notice of Default by the Required Lender Representative, and for as long as such Notice of Default shall not have been withdrawn, investments held in the Collateral Account shall be sold or otherwise liquidated from time to time and the proceeds thereof shall, to the extent available for distribution, be distributed by the Collateral Agent on the first and each succeeding Distribution Date as follows:

         FIRST: To the Collateral Agent in an amount equal to the Collateral Agent's Fees which are unpaid as of such Distribution Date, and to the applicable Lender Representative for the account of any Beneficiary which has theretofore advanced or paid any such Collateral Agent's Fees in an amount equal to the amount thereof so advanced or paid by such Beneficiary prior to such Distribution Date; provided, however, that nothing herein is intended to relieve any Grantor of its obligation to pay such costs, fees, expenses and liabilities from funds outside of the Collateral Account;

         SECOND: To the applicable Lender Representative for the account of each Priority Holder in an amount equal to the Priority Fees and Expenses due to such Priority Holder, and in case such moneys shall be insufficient to pay in full the Priority Fees and Expenses, then to the payment thereof ratably (without priority of any one over any other) to the applicable Lender Representative for the account of each such Priority Holder in proportion to the unpaid amounts thereof determined on the day before the relevant Distribution Date;

         THIRD: To the applicable Lender Representative for the account of each Priority Holder in an amount equal to the unpaid interest on, and letter of credit fees in respect of, the Priority Obligations due to such Priority Holder, and in case such moneys shall be insufficient to pay in full such interest, then to the payment thereof ratably (without priority of any one over any other) to the applicable Lender Representative for the account of each such Priority Holder in proportion to the unpaid amounts thereof determined on the day before the relevant Distribution Date;

         FOURTH: To the applicable Lender Representative for the account of each Priority Holder in an amount equal to the unpaid principal of the Priority Obligations (but excluding therefrom any penalties, premiums, commitment fees, breakage fees or similar types of fees) due to such Priority Holder, and with respect to any outstanding Letters of Credit issued by such Priority Holder, the Collateral Agent shall withhold and retain in the Collateral Account for each such Priority Holder the undrawn face amount of such Letters of Credit and, in case such moneys shall be insufficient to pay in full such principal and to secure such Letters of Credit, then to the payment to each such Priority Holder and to secure each such Letter of Credit ratably (without priority of one over the other) in proportion to the unpaid amounts thereof and the undrawn face amounts of such Letters of Credit determined on the day before the relevant Distribution Date (provided that if any undrawn Letter of Credit is thereafter drawn, the Collateral Agent shall pay to the applicable Issuing Bank for payment to the drawee the amount drawn up to the maximum amount retained by the Collateral Agent in respect of such Letter of Credit, and provided further that if any such Letter of Credit shall expire, the Collateral Agent shall distribute the amounts retained to secure such undrawn Letter of Credit to the applicable Lender Representative for the account of each such Priority Holder pursuant to this Section 4.4);

         FIFTH: To the applicable Lender Representative for the account of each Priority Holder in an amount equal to the unpaid penalties, premiums, commitment fees, breakage fees or similar types of fees due to such Priority Holder and, in case such moneys shall be insufficient to pay in full such penalties, premiums, commitment fees, breakage fees or similar types of fees, then to the payment to each such Priority Holder (without priority of one over the other) in proportion to the unpaid amounts thereof determined on the day before the relevant Distribution Date;

         SIXTH: To the applicable Lender Representative for the account of each Priority Holder in an amount equal to all other amounts, if any, then due to such Priority Holder;

         SEVENTH: To the applicable Lender Representative for the account of each Beneficiary (other than the Priority Holders) in an amount equal to the collection costs, fees and expenses (but excluding therefrom any penalties, premiums, commitment fees, breakage fees or similar types of fees) due to such Beneficiary and, in case such moneys shall be insufficient to pay in full such costs, fees and expenses, then to the payment thereof ratably (without priority of any one over any other) to each such Beneficiary in proportion to the unpaid amounts thereof on the relevant Distribution Date;

         EIGHTH: To the applicable Lender Representative for the account of each Beneficiary (other than the Priority Holders) in an amount equal to the unpaid interest (but excluding therefrom any penalties, premiums, commitment fees, breakage fees or similar types of fees) on the loans and extensions of credit comprising the Secured Debt (other than the Priority Obligations) due to such Beneficiary and, in case such moneys shall be insufficient to pay in full such interest, then to the payment thereof ratably (without priority of any one over any other) to each Beneficiary in proportion to the unpaid amounts thereof determined on the day before the relevant Distribution Date;

         NINTH: To the applicable Lender Representative for the account of each Beneficiary (other than the Priority Holders) in an amount equal to the unpaid principal of (but excluding therefrom any penalties, premiums, commitment fees, breakage fees or similar types of fees) loans and extensions of credit comprising the Secured Debt (other than the Priority Obligations) due to such Beneficiary;

         TENTH: To the applicable Lender Representative for the account of each Beneficiary (other than the Priority Holders) in an amount equal to the penalties, premiums, commitment fees, breakage fees or similar types of fees on all amounts due to such Beneficiary which are payable by the Borrower to such Beneficiary under the relevant Debt Instruments and, in case such moneys shall be insufficient to pay in full such penalties, premiums, commitment fees, breakage fees or similar types of fees, then to the payment thereof ratably (without priority of any one over any other) to each such Beneficiary in proportion to the unpaid amounts thereof on the relevant Distribution Date;

         ELEVENTH: To the applicable Lender Representative for the account of each Beneficiary (other than the Priority Holders) in an amount equal to all other amounts, if any, then due to each such Beneficiary; and

         TWELFTH: Any surplus then remaining shall be paid to the applicable Grantors or their successors or assigns, or as a court of competent jurisdiction may direct; provided, however, that if any Beneficiary shall have notified the Collateral Agent in writing that such Beneficiary has an outstanding claim, or has knowledge of a threatened potential claim, against a Grantor and such Beneficiary is entitled to the benefits of an indemnification, reimbursement or similar provision constituting Secured Debt in connection with such claim or potential claim, the Collateral Agent shall continue to hold in the Collateral Account, for a period of not more than two years following the date of such notice, the amount specified in such notice (which notice shall contain the Beneficiary's certification that the amount so specified is not included as part of an allowed claim in a pending bankruptcy proceeding and, if included in a pending claim, the Beneficiary's covenant to notify the Collateral Agent to reduce the amount being held by the amount of such contingent claim that becomes an allowed claim).

         (b) If at any time during the pendency of a bankruptcy case under Title 11 of the United States Code with respect to BMCA (the "BMCA Bankruptcy") (i) the Senior Note Lien Avoidance shall have occurred and (ii) the 1999 Liens remain in full force and effect, then on the Sharing Date, provided that the 1999 Liens have not been avoided or set aside, each 1999 Lender shall pay over to the Senior Note Trustees, for the account of the Noteholders, its 1999

Sharing Payment, and each Noteholder shall pay over to the 1999 Administrative Agent, for the account of the 1999 Lenders, its Senior Note Distribution Amount.

         SECTION 5. AGREEMENTS WITH THE COLLATERAL AGENT.

         Section 5.1 Delivery of Documents. On or promptly after the date hereof, BMCA will deliver to the Collateral Agent true and complete copies of each Credit Document, Debt Instrument and Security Document; provided, that the failure to provide the Collateral Agent with copies of such documents shall not affect the rights of the Beneficiaries or the validity of the Collateral Agent's actions taken hereunder. BMCA further agrees that, promptly upon the execution thereof, BMCA will deliver to the Collateral Agent a true and complete copy of any other Credit Documents, Debt Instruments and Security Documents entered into by any Grantor subsequent to the date hereof, and a true and complete copy of any and all amendments, modifications or supplements to any Credit Document, Debt Instrument or Security Document entered into by any Grantor subsequent to the date hereof.

         Section 5.2 Information as to Beneficiaries.

         (a) BMCA agrees to deliver to the Collateral Agent by December 1 in each year, commencing December 1, 2001, and at any other time or times upon request of the Collateral Agent, a list setting forth each Lender Representative and the information required pursuant to Section 9.2 to send notices to each such Lender Representative.

         (b) At any time after the Collateral Agent has received a Notice of Default from the Required Lender Representative, and so long as such Notice of Default has not been withdrawn, upon the request of the Collateral Agent, each Lender Representative agrees that it shall deliver to the Collateral Agent, within five Business Days following the receipt of such request, a schedule setting forth the aggregate principal amount of Secured Debt owing to each Beneficiary of such Lender Representative, the interest rate or rates and the letter of credit fee or fees then in effect with respect to such Secured Debt and such other information as the Collateral Agent may request to make distributions pursuant to Section 4.4, and with respect to each Priority Holder, such schedule shall also set forth the amount of Secured Debt which constitutes Priority Obligations. Upon receipt of the requested information, the Collateral Agent shall compile such information and prepare a master schedule which the Collateral Agent shall promptly send to each Lender Representative.

         Section 5.3 Compensation and Expenses. The Grantors jointly and severally agree to pay to the Collateral Agent as compensation for the Collateral Agent's services hereunder and under the Security Documents and for administering the Secured Debt Collateral, (a) such fees as shall be agreed to in writing from time to time between BMCA and the Collateral Agent and (b) from time to time, upon demand, all of the fees, costs and expenses of the Collateral Agent (including, without limitation, the reasonable fees and disbursements of its counsel and such special counsel as the Collateral Agent elects to retain)
(x) arising in connection with the preparation, execution, delivery, modification, restatement, amendment or termination of this Agreement and each Security Document or the enforcement (whether in the context of a civil action, adversary proceeding, workout or otherwise) of any of the provisions hereof or thereof, or (y) incurred or required or otherwise advanced in connection with the administration of the Secured Debt Collateral (including, but not limited to, reimbursements or other payments made by the Collateral Agent to a Qualified Depositary Institution or pursuant to a Depositary Control Agreement), the sale or other disposition of Collateral and the preservation, protection or defense of the Collateral Agent's rights under this Agreement and in and to the Collateral and the Secured Debt Collateral. As security for such payment, the Collateral Agent shall have a lien prior to the Secured Debt upon all Collateral and other property and funds held or collected by the Collateral Agent as part of the Secured Debt Collateral. The obligation of the Grantors to pay any and all fees, expenses, indemnities and other amounts due hereunder shall be joint and several.

         Section 5.4 Stamp and Other Similar Taxes. The Grantors jointly and severally agree to indemnify and hold harmless the Collateral Agent and each Beneficiary from, and shall reimburse the Collateral Agent and each Beneficiary for, any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Security Document, the Secured Debt Collateral, or the attachment or perfection of the security interest granted to the Collateral Agent in any Collateral. The obligations of the Grantors under this Section 5.4 shall survive the termination of the other provisions of this Agreement.

         Section 5.5 Filing Fees, Excise Taxes, etc. The Grantors jointly and severally agree to pay or to reimburse the Collateral Agent for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement and each Security Document and agrees to save the Collateral Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The obligations of the Grantors under this Section 5.5 shall survive the termination of the other provisions of this Agreement.

         Section 5.6 Indemnification.

         (a) The Grantors jointly and severally agree to pay, indemnify and hold the Collateral Agent and each of its agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Security Documents, except to the extent the same constitute direct money damages arising from the gross negligence or willful misconduct of the Collateral Agent, or if the agent is seeking indemnification, from the agent's gross negligence or willful misconduct. As security for such payment, the Collateral Agent shall have a lien prior to the Secured Debt upon all Collateral and other property and funds held or collected by the Collateral Agent as part of the Secured Debt Collateral.

         (b) In any suit, proceeding or action brought by the Collateral Agent under or with respect to the Collateral for any sum owing thereunder, or to enforce any provisions thereof, or of any of the Security Documents or this

Agreement, the Grantors will save, indemnify and keep the Collateral Agent and the Beneficiaries harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder, arising out of a breach by any Grantor of any of its obligations hereunder or thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from such Grantor, and all such obligations of the Grantors shall be and remain enforceable against and only against the Grantors and shall not be enforceable against the Collateral Agent or any Beneficiary.

         (c) The agreements and obligations of the Grantors in this Section 5.6 shall survive resignation or removal of the Collateral Agent and the termination of the other provisions of this Agreement.

         Section 5.7 Further Assurances. At any time and from time to time, upon the written request of the Collateral Agent, and at the expense of the Grantors, each Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action necessary or desirable in obtaining the full benefits of this Agreement and the Security Documents and of the rights and powers herein and therein granted, including, without limitation, the filing of any financing or continuation statements to perfect the liens and security interests granted thereby.

         SECTION 6. COLLATERAL AGENT.

         Section 6.1 Acceptance of Duties. The Collateral Agent, for itself and its successors, accepts the duties and obligations required by this Agreement upon the terms and conditions hereof, including those contained in this Section 6.

         Section 6.2 Exculpatory Provisions.

         (a) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in any Notice of Default or in any instructions purported to be from a Required Lender Representative, except for those made by the Collateral Agent. The Collateral Agent makes no representations as to the value or condition of the Secured Debt Collateral or any part thereof, or as to the title any Grantor thereto or as to the security afforded by the Security Documents or this Agreement or, except as set forth in Section 2.2, as to the validity, execution, enforceability, legality or sufficiency of this Agreement, any Credit Document, any Security Document or of the Secured Debt secured hereby and thereby, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Secured Debt Collateral or for the payment of taxes, charges, assessments or liens upon the Secured Debt Collateral or otherwise as to the maintenance of the Secured Debt Collateral, except that (i) in the event the Collateral Agent enters into possession of a part or all of the Secured Debt Collateral, the Collateral Agent shall preserve the part in its possession, and
(ii) the Collateral Agent will promptly, and at its own expense, take such action as may be necessary duly to remove and discharge (by bonding or otherwise) any Collateral Agent's Lien on any part of the Secured Debt

Collateral or any other lien on any part of the Secured Debt Collateral resulting from claims against it not related to the administration of the Secured Debt Collateral or (if so related) resulting from gross negligence or willful misconduct on its part.

         (b) The Collateral Agent shall not be required to ascertain or inquire as to the performance by any Grantor of any of the covenants or agreements contained herein, in any Credit Document, Security Document or in any Debt Instrument. Whenever it is necessary, or in the opinion of the Collateral Agent advisable, for the Collateral Agent to ascertain the amount of Secured Debt then held by a Beneficiary, the Collateral Agent may rely on a certificate of such Beneficiary's Lender Representative as to such amount.

         (c) The Bank of New York shall, in its individual capacity and at its own cost and expense, promptly take all action as may be necessary to discharge any Collateral Agent's Liens or any other lien resulting from claims against it not related to the administration of the Secured Debt Collateral or (if so related) resulting from gross negligence or willful misconduct on its part.

         (d) The Collateral Agent shall not be personally liable for any acts, omissions, errors of judgment or mistakes of fact or law made, taken or omitted to be made or taken by it in accordance with this Agreement or any Security Document (including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral), except for those arising out of or in connection with the Collateral Agent's gross negligence or willful misconduct. In no event shall the Collateral Agent be liable for incidental, indirect, special or consequential damages, regardless of the form of action and even if the same were foreseeable. Notwithstanding anything set forth herein to the contrary, the Collateral Agent shall have a duty of reasonable care with respect to any Collateral which is delivered to the Collateral Agent or its designated representatives and is in the Collateral Agent's or its designated representatives' possession and control. (e) The Collateral Agent shall not be liable for any claims, losses, liabilities, damages, costs, expenses and judgments (including reasonable attorneys' fees and expenses) due to forces beyond the reasonable control of the Collateral Agent, including, without limitation, strikes, work stoppages, act of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

         Section 6.3 Delegation of Duties. The Collateral Agent may execute any of the powers hereof and perform any duty hereunder either directly or by or through agents, nominees or attorneys-in-fact. The Collateral Agent may act and rely, and shall be protected in acting and relying on, the opinion or advice or, or information obtained from, any counsel, accountant, appraiser or other expert or adviser, whether retained or employed by the Collateral Agent or the Required Lender Representative, in relation to any matter in connection with this Agreement, the Security Agreement or any other document, instrument or writing. The Collateral Agent shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. The Collateral Agent shall not be responsible for any acts or omissions, including any negligence or misconduct, of any agents, designated representatives, nominees or attorneys-in-fact selected by it without gross negligence or willful misconduct.

         Section 6.4 Reliance by Collateral Agent.

         (a) Whenever in the administration of this Agreement the Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to any Grantor in connection with the taking, suffering or omitting of any action hereunder by the Collateral Agent, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be proved or established by a certificate of a Responsible Officer of such Grantor delivered to the Collateral Agent, and such certificate shall be full warranty to the Collateral Agent for any action taken, suffered or omitted in reliance thereon without gross negligence or willful misconduct, subject, however, to the provisions of Section 6.5.

         (b) The Collateral Agent may consult with counsel, accountants and other experts, and any opinion of independent counsel, any such accountant, and any such other expert shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith. The Collateral Agent shall have the right at any time to seek instructions concerning the administration of the Secured Debt Collateral from any court of competent jurisdiction.

         (c) The Collateral Agent may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of telecopies, to have been sent by the proper party or parties, including the information provided by BMCA to the Collateral Agent pursuant to Section 5.2. In the absence of its gross negligence or willful misconduct, the Collateral Agent may rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement or any Security Document.

         (d) If the Collateral Agent has been requested to take action pursuant to Section 2.3, the Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Agent by this Agreement or any Security Document unless the Collateral Agent shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Collateral Agent. Under no circumstances shall the Collateral Agent have any liability for investments made from moneys in the Collateral Account pursuant to instructions received under Section 4.3 and all such investments shall be at the sole risk of the Grantors.

         (e) The Collateral Agent shall not be required to inquire or investigate a Notice of Default or whether any instruction purported to be given by a Required Lender Representative was in fact so given, or whether any such instruction is consistent with the Security Agreement or this Agreement, and the Collateral Agent may assume the foregoing and shall be protected in relying thereon.

         (f) The Collateral Agent shall have no duty as to any Collateral in its possession or control, other than those duties specifically set forth herein, or the possession or control of any agent or bailee or any income thereon or as to the preservation or rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall endeavor to file such financing and continuation statements and record such documents or instruments in such places and at such times as shall be directed by the Required Lender Representative. The Collateral Agent shall not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason or the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Agent in good faith.

         (g) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability or any liens on any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Collateral Agent, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, or for the validity of any title to the Collateral or otherwise as to the maintenance of the Collateral. The Collateral Agent shall have no duty to ascertain or inquire into the performance or observance by any other party of the terms of this Agreement, the Security Agreement or any other agreement or document.

         Section 6.5 Limitations on Duties of the Collateral Agent.

         (a) The Collateral Agent shall be obliged to perform such duties and only such duties as are specifically set forth in this Agreement or in any Security Document, and no implied covenants or obligations shall be read into this Agreement or any Security Document against the Collateral Agent. The Collateral Agent shall, upon receipt of a Notice of Default from the Required Lender Representative and during such time as such Notice of Default shall not have been withdrawn, exercise the rights and powers vested in it by this Agreement or by any Security Document, and the Collateral Agent shall not be liable with respect to any action taken or omitted by it in accordance with the direction of the Required Lender Representative pursuant to Section 2.3.

         (b) Except as herein otherwise expressly provided, including, without limitation, upon the written request of the Required Lender Representative pursuant to Section 2.3, the Collateral Agent shall not be under any obligation to take any action which is discretionary with the Collateral Agent under the provisions hereof or under any Security Document. The Collateral Agent shall furnish to each Lender Representative promptly upon receipt thereof, a copy of each certificate or other paper furnished to the Collateral Agent by a Grantor under or in respect of this Agreement, any Security Document or any of the Secured Debt Collateral.

         Section 6.6 Moneys Held By Collateral Agent. All moneys received by the Collateral Agent under or pursuant to any provision of this Agreement or any Security Document shall be held as Collateral for the purposes for which they were paid or are held.

         Section 6.7 Resignation and Removal of the Collateral Agent.

         (a) The Collateral Agent may at any time, by giving thirty days' prior written notice to BMCA and each Lender Representative resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the appointment of a successor collateral agent or collateral agents by the Required Lender Representative, and the acceptance of such appointment by such successor collateral agent or collateral agents. The Collateral Agent may be removed at any time without cause and a successor collateral agent appointed by the affirmative vote of the Required Lender Representative; provided that the Collateral Agent shall be entitled to its fees and expenses to the date of removal. If no successor collateral agent or collateral agents shall be appointed and approved within thirty days from the date of the giving of the aforesaid notice of resignation or within thirty days from the date of such removal, the Collateral Agent shall, or any Lender Representative may, apply to any court of competent jurisdiction to appoint a successor collateral agent or collateral agents (which may be an individual or individuals) to act until such time, if any, as a successor collateral agent or collateral agents shall have been appointed as above provided. Any successor collateral agent or collateral agents so appointed by such court shall immediately and without further act be superseded by any successor collateral agent or collateral agents appointed by the Required Lender Representative.

         (b) If at any time the Collateral Agent shall resign, be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Agent for any other cause, a successor collateral agent or collateral agents may be appointed by the Required Lender Representative, and the powers, duties, authority and title of the predecessor collateral agent or collateral agents terminated and canceled without procuring the resignation of such predecessor collateral agent or collateral agents, and without any other formality (except as may be required by applicable law) than the appointment and designation of a successor collateral agent or collateral agents in writing, duly acknowledged, delivered to the predecessor collateral agent or collateral agents and BMCA, and filed for record in each public office, if any, in which this Agreement is required to be filed.

         (c) The appointment and designation referred to in Section 6.7(b) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor collateral agent or collateral agents, without any further act, deed or conveyance, all of the estate and title of its predecessor or their predecessors, and upon such filing for record the successor collateral agent or collateral agents shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor or their predecessors; but such predecessor or predecessors shall, nevertheless, on the written request of any Lender Representative, BMCA, or its or their successor collateral agent or collateral agents, execute and deliver an instrument transferring to such successor or successors all the estates, properties, rights, powers, duties, authority and title of such predecessor or predecessors hereunder and shall deliver all securities and moneys held by it or them to such successor collateral agent or collateral agents. Should any deed, conveyance or other instrument in writing from BMCA be required by any successor collateral agent or collateral agents for more fully and certainly vesting in such successor collateral agent or collateral agents the estates, properties, rights, powers, duties, authority and title vested or intended to be vested in the predecessor collateral agent or collateral agents, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor collateral agent or collateral agents, be so executed, acknowledged and delivered.

         (d) Any required filing for record of the instrument appointing a successor collateral agent or collateral agents as hereinabove provided shall be at the expense of the Grantors. The resignation of any collateral agent or collateral agents and the instrument or instruments removing any collateral agent or collateral agents, together with all other instruments, deeds and conveyances provided for in this Section 6 shall, if required by law, be forthwith recorded, registered and filed by and at the expense of the Grantors, wherever this Agreement is recorded, registered and filed.

         Section 6.8 Status of Successors to the Collateral Agent. Every successor to The Bank of New York appointed pursuant to Section 6.7 and every corporation resulting from a merger or consolidation pursuant to Section 6.9 shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States or any State thereof or the District of Columbia, and having its principal corporate trust office within the forty-eight contiguous States, and shall also have capital, surplus and undivided profits of not less than $250,000,000 and a rating from Standard & Poor's or Moody's of A or better.

         Section 6.9 Merger of the Collateral Agent. Any corporation into which the Collateral Agent shall be merged, or with which it shall be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, shall be the Collateral Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

         Section 6.10 Additional Co-Collateral Agents; Separate Collateral
Agents.

         (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or the Collateral Agent shall be advised by counsel satisfactory to it that it is so necessary, or prudent in the interest of the Beneficiaries, or the Required Lender Representative shall in writing so request, or the Collateral Agent shall deem it desirable for its own protection in the performance of its duties hereunder, the Collateral Agent shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Collateral Agent either to act as co-collateral agent or co-collateral agents of all or any of the Collateral, jointly with the Collateral Agent originally named herein or any successor or successors, or to act as separate collateral agent or collateral agents of any such property. In the event BMCA shall not have joined in the execution of such instruments and agreements within five days after the receipt of a written request from the Collateral Agent so to do, or in case an

Actionable Default shall have occurred and be continuing, the Collateral Agent may act under the foregoing provisions of this Section 6.10 without the concurrence of BMCA, and BMCA hereby irrevocably appoints the Collateral Agent as its agent and attorney to act for it under the foregoing provisions of this
Section 6.10 in either of such contingencies.

         (b) Every separate collateral agent and every co-collateral agent, other than any collateral agent which may be appointed as successor to The Bank of New York shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions, namely:

         (i) all rights, powers, duties and obligations conferred upon the Collateral Agent in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by The Bank of New York or its successors as Collateral Agent hereunder;

         (ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Agent hereunder shall be conferred or imposed and exercised or performed by the Collateral Agent and such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents, jointly, as shall be provided in the instrument appointing such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Collateral Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents;

         (iii) no power given hereby to, or which it is provided hereby may be exercised by, any such co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents, shall be exercised hereunder by such co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents, except jointly with, or with the consent in writing of, the Collateral Agent, anything herein contained to the contrary notwithstanding;

         (iv) no collateral agent hereunder shall be personally liable by reason of any act or omission of any other collateral agent hereunder; and (v) the Collateral Agent, at any time by an instrument in writing, may accept the resignation of or remove any such separate collateral agent or co-collateral agent with or without cause, and in that case may by an instrument in writing executed by the Collateral Agent appoint a successor to such separate collateral agent or co-collateral agent, as the case may be, anything herein contained to the contrary, notwithstanding. In the event that BMCA shall not have joined in the execution of any such instrument within five days after the receipt of a written request from the Collateral Agent so to do, or in case an Actionable Default shall have occurred and be continuing, the Collateral Agent shall have the power to accept the resignation of or remove any such separate collateral agent or co-collateral agent and to appoint a successor without the concurrence of BMCA; BMCA hereby irrevocably appointing the Collateral Agent its agent and attorney to act for it in such connection in either of such contingencies. In the event that the Collateral Agent shall have appointed a separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents as above provided, it may at any time, by an instrument in writing, accept the resignation of or remove any such separate collateral agent or co-collateral agent, the successor to any such separate collateral agent or co-collateral agent to be appointed by the Collateral Agent as hereinabove provided in this Section 6.10.

         SECTION 7. RELEASE OF COLLATERAL.

         Section 7.1 Conditions to Release of Collateral.

         (a) Subject to this Section 7.1(a) and Section 7.2, the Collateral Agent shall release its security interest in all of the Collateral on the earliest of:

         (i) such date as is reasonably practicable after the date on which the Collateral Agent shall have received written notice from the Borrower to the effect that (A) all the Priority Obligations shall have been paid in full in cash and the unfunded commitments, if any, of each Beneficiary thereof shall have been terminated with one or more of the following: (x) the proceeds of unsecured indebtedness (including any Refinancing (as defined in the Senior Note Indentures) of the Priority Obligations) of the Borrower or any of its Subsidiaries permitted under the Senior Note Indentures, (y) the proceeds of secured indebtedness (including any Refinancing (as defined in the Senior Note Indentures) of the Priority Obligations) permitted under the Senior Note Indentures, provided that the Senior Note Obligations shall be secured by the same collateral as shall secure such secured indebtedness on terms and conditions, including priority, no more onerous to the Beneficiaries of the Senior Note Obligations than those contained in the Security Agreement and this Agreement or (z) cash on hand of the Borrower and its Subsidiaries that is not prohibited by the terms of the Senior Note Indentures from being applied to the repayment of the Priority Obligations, and (B) accrued and unpaid Collateral Agent's Fees shall have been paid in full; provided that the Collateral Agent shall not release its security interest in the Collateral if (I) the repayment of the Priority Obligations was not the permitted under the Senior Note Indentures, (II) an event of default under the Senior Note Indentures, the 1999 Credit Agreement or the 2000 Credit Agreement shall exist at the time of such repayment (including if BMCA is the subject of any bankruptcy proceedings) or
(III) the cash for such repayment was obtained through the concurrent sale of assets of BMCA or its Subsidiaries; or

         (ii) the date on which (A) all the Secured Debt shall have been paid in full in cash and the unfunded commitments, if any, of each Beneficiary shall have been terminated and (B) accrued and unpaid Collateral Agent's Fees shall have been paid in full; or

         (iii) the date which is 3 days after the date on which (A) the Collateral Agent shall have received written instructions from all Lender Representatives instructing the Collateral Agent to release its security interest in all of the Collateral, and (B) accrued and unpaid Collateral Agent's Fees shall have been paid in full.

         (b) Subject to this Section 7.1(b) and Section 7.2, the Collateral Agent shall release its security interest in specific items or portions of the Collateral on the date which is no later than 3 Business Days after the date on which (i) the Collateral Agent shall have received written instructions from the Required Lender Representative instructing the Collateral Agent to release its security interest in specific items or portions of the Collateral, and (ii) accrued and unpaid Collateral Agent's Fees shall have been paid in full.

         (c) Notwithstanding anything contained in this Section 7.1 to the contrary, the Required Lender Representative shall not instruct the Collateral Agent to release its security interest in specific portions of the Collateral without the consent of the Senior Note Trustees except to the extent that (i) the net cash proceeds of the Collateral so released are used to pay amounts owing under the Priority Obligations, and, to the extent provided for in this Agreement, the Senior Notes, (ii) the release of Collateral is expressly permitted or required by the terms of the 1999 Credit Agreement, the 2000 Credit Agreement or the Security Documents, as such agreements are in effect on the Effective Date (as defined in the Credit Agreement), (iii) the release is required as a matter of law or (iv) the Required Lenders (under and as defined in the 1999 Credit Agreement and the 2000 Credit Agreement) make a determination that maintaining such Collateral would be materially adverse to all of the Secured Parties.

         Section 7.2 Actions Following Release of the Collateral. To the extent that the Collateral Agent is required to release Collateral in accordance with
Section 7.1, or the security interest in any Collateral granted pursuant to any of the Security Documents is otherwise terminated or released in accordance with the terms thereof, all right, title and interest of the Collateral Agent in, to and under such Collateral and the security interest of the Collateral Agent therein shall terminate and shall revert to the applicable Grantor or its successors and assigns, and the estate, right, title and interest of the Collateral Agent therein shall thereupon cease, terminate and become void. Following such request, instructions or other termination or release, the Collateral Agent shall, upon the written request of applicable Grantor or its successors or assigns and at the cost and expense of the Grantors, or their successors or assigns, execute such instruments and take such other actions as are necessary or desirable to terminate any such security interest and otherwise to effectuate the release of the specified portions of the Collateral from the lien of such security interest. Such termination and release shall be without prejudice to the rights of the Collateral Agent or any successor collateral agent to charge and be reimbursed for any expenditures which it may thereafter incur in connection therewith.

         SECTION 8. AGREEMENTS AMONG BENEFICIARIES.

         Section 8.1 Other Agreements Among Beneficiaries.

         Each Beneficiary by its acceptance of the benefits of this Agreement and any Security Documents and the Collateral shall be deemed to have:

         (a) agreed that should it obtain, receive or take any Collateral (by means of set-off, recoupment or otherwise), or recover any amounts under any Security Document, at any time after the Collateral Agent has received a Notice of Default from the Required Lender Representative, then the received Collateral or the amount recovered shall be delivered to the Collateral Agent for distribution in accordance with Section 4.4; and

         (b) agreed that any recovery of Collateral by any Beneficiary with respect to the Obligations as a result of enforcement of any consensual or non-consensual lien or security interest on any Collateral shall be remitted to the Collateral Agent for distribution in accordance with Section 4.4.

         Section 8.2 Payment of Collateral Agent's Fees. In the event the Grantors do not pay the Collateral Agent's Fees, the Collateral Agent shall have the right, but not the obligation, to withdraw the Collateral Agent's Fees from the Cash Collateral Account. In addition, in the event the Grantors do not pay the Collateral Agent's Fees, each Beneficiary (other than the Collateral Agent) by its acceptance of the benefits of this Agreement and any Security Documents and the Collateral shall be deemed to have agreed that any Proceeds of Collateral to which it shall be entitled shall be available to pay the Collateral Agent's Fees ratably in accordance with the proportion of the Secured Debt held by such Beneficiary or, if there has been any recovery of the Secured Debt, in accordance with the proportion of (a) the Secured Debt recovered by such Beneficiary to (b) the aggregate amount of Secured Debt recovered by all Beneficiaries.

         Section 8.3 Invalidation of Payments. To the extent that any of the Beneficiaries receives payments on the Secured Debt or receive Proceeds of Collateral which are subsequently invalidated, declared to be fraudulent or preferential, or are required to be repaid to a collateral agent, receiver or any other Person under the Bankruptcy Code or under state, federal or common law, then, to the extent the payments or Proceeds are so repaid, the Secured Debt or part thereof which was intended to be satisfied shall be revived and will continue to be in full force and effect as if those payments or Proceeds had never been received by such Beneficiary.

         SECTION 9. OTHER PROVISIONS.

         Section 9.1 Amendments, Supplements and Waivers.

         (a) Except as set forth in Section 9.1(b), this Agreement may not be amended, revised, restated or supplemented without the prior written consent of each Lender Representative, BMCA and the Collateral Agent.

         (b) The Grantors, the 2000 Administrative Agent, the 1999 Administrative Agent and the Collateral Agent, at any time and from time to time, may enter into additional Security Documents or one or more agreements supplemental hereto or to any Security Document, in form satisfactory to the Collateral Agent:

         (i) to mortgage, pledge or grant a security interest in personal property of a type or category which is set forth in Section 1.3 of the Security Agreement or in any real property in favor of the Collateral Agent as additional security for the Secured Debt pursuant to any Security Document, or

(ii) to cure any ambiguity, to correct or supplement any provision herein or in any Security Document which may be defective or inconsistent with any other provision herein or therein or make any other amendment or modification of any Security Document.

         Section 9.2 Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing (including telecopy), shall be sent by mail, telecopy or hand delivery and, except as otherwise provided in this Agreement, the cost thereof shall be for the sole account of the Grantors and shall be added to the Obligations,

         (a) If to any signatory hereto, to the address of such signatory set forth on Schedule 9.2.

         (b) If to any other Beneficiary, to such Beneficiary's Lender Representative set forth on Schedule 9.2.

All such notices, requests, demands and communications shall, to be effective hereunder, be in writing or by a telecopy device capable of creating a written record, and shall be deemed to have been given or made when delivered by hand or five days after its deposit in the mail, first class or air postage prepaid, or in the case of notice by such a telecopy device, when properly transmitted if on the same day the sender sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid); provided, however, that any notice, request, demand or other communication to the Collateral Agent shall not be effective until received.

         Section 9.3 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided that this Agreement shall be construed so as to give effect to the intention expressed in Section 3.10.

         Section 9.4 Dealings with the Grantors. Upon any application or demand by BMCA to the Collateral Agent to take or permit any action under any of the provisions of this Agreement or any Security Document BMCA shall furnish to the Collateral Agent, with copies to each Lender Representative, a certificate signed by a Responsible Officer of BMCA stating that all conditions precedent, if any, provided for in this Agreement or any Security Document relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Security Document, relating to such particular application or demand, no additional certificate or opinion need be furnished.

         Section 9.5 Claims Against the Collateral Agent. Any claims or causes of action which a Beneficiary or a Grantor shall have against the Collateral Agent shall survive the termination of this Agreement and the release of the Collateral hereunder.

         Section 9.6 Binding Effect.

         (a) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of the Beneficiaries and their respective successors and assigns, and nothing herein or in any Security Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, any Security Document or the Secured Debt Collateral.

         (b) The Grantors have jointly and severally agreed in Sections 5.3, 5.4, 5.5 and 5.6 to pay on demand the Collateral Agent's Fees. In the event the Grantors fail to pay the Collateral Agent's Fees, each Beneficiary (other than the Collateral Agent) has agreed in Section 8.5 to pay the Collateral Agent's Fees, ratably in accordance with the proportion of the Secured Debt held by such Beneficiary or, if there has been any recovery of the Secured Debt, in accordance with the proportion of (i) the Secured Debt recovered by such Beneficiary to (ii) the aggregate amount of Secured Debt recovered by all Beneficiaries, all as set forth in this Agreement.

         Section 9.7 Conflict with Other Agreements. The parties agree that in the event of any conflict between the provisions of this Agreement and the provisions of any of the Security Documents, the provisions of this Agreement shall control.

         Section 9.8 Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to principles of conflict of laws, but including
Section 5-1401 of the General Obligations Law.

         Section 9.9 Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

         SECTION 9.10 CONSENT TO JURISDICTION. EACH OF THE GRANTORS HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY SECURITY DOCUMENTS AND EACH HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING IN THIS SECTION SHALL LIMIT THE RIGHT OF THE COLLATERAL AGENT TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY GRANTOR AGAINST THE COLLATERAL AGENT OR ANY SECURED PARTY OR ANY AFFILIATE OF THE COLLATERAL AGENT OR ANY SECURED PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH ANY COLLATERAL DOCUMENT SHALL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY.

         EACH GRANTOR AGREES THAT SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING TO SUCH GRANTOR AT ITS ADDRESS FOR NOTICES HEREUNDER. EACH GRANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

         SECTION 9.11 WAIVER OF JURY TRIAL. EACH GRANTOR, LENDER REPRESENTATIVE AND BY ITS ACCEPTANCE OF THE BENEFITS THEREOF, EACH BENEFICIARY AND THE COLLATERAL AGENT HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH ANY COLLATERAL DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

         IN EVIDENCE OF THE FOREGOING, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                BUILDING MATERIALS CORPORATION OF AMERICA

                                By: /s/  Susan B. Yoss
                                   --------------------------------------------
                                Name: Susan B. Yoss
                                     ------------------------------------------
                                Title: Senior Vice President and Treasurer
                                      -----------------------------------------



                                THE BANK OF NEW YORK, as Collateral Agent

                                By: /s/  Kevin C. Cremin
                                   --------------------------------------------
                                Name: Kevin C. Cremin
                                     ------------------------------------------
                                Title: Vice President
                                      -----------------------------------------



                                The Bank of New York, not individually,
                                but solely as 1999 Administrative Agent

                                By: /s/  David C. Judge
                                   --------------------------------------------
                                Name: David C. Judge
                                     ------------------------------------------
                                Title: Senior Vice President
                                      -----------------------------------------



                                The Bank of New York, not individually, but solely as 2000 Administrative Agent

                                By: /s/  David C. Judge
                                   --------------------------------------------
                                Name: David C. Judge
                                     ------------------------------------------
                                Title: Senior Vice President
                                      -----------------------------------------



                                The Bank of New York, not individually, but solely as Senior Note Trustee under the 2006 Indenture

                                By: /s/  Signature Illegible
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                                The Bank of New York, not individually, but solely as Senior Note Trustee under the 2007 Indenture

                                By: /s/  Signature Illegible
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------



                                The Bank of New York, not individually, but solely as Senior Note Trustee under the 2005 Indenture

                                By: /s/  Signature Illegible
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------



                                The Bank of New York, not individually, but solely as Senior Note Trustee under the 2008 Indenture

                                By: /s/  Signature Illegible
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------



                                The Bank of New York, not individually, but solely as Senior Note Trustee under the 2002 Indenture

                                By: /s/  Signature Illegible
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                                The Chase Manhattan Bank

                                By: /s/ Patrick A. Danielo
                                   --------------------------------------------
                                Name: Patrick A. Danielo
                                     ------------------------------------------
                                Title: Vice President
                                      -----------------------------------------



                                Fleet National Bank

                                By: /s/ Peggy Peckhan
                                   --------------------------------------------
                                Name: Peggy Peckhan
                                     ------------------------------------------
                                Title: Senior Vice President
                                      -----------------------------------------

                                 BMC WAREHOUSING INC.

                                 BMCA GOLDSBORO, INC.
                                 BMCA INSULATION PRODUCTS INC.
                                 BUILDING MATERIALS INVESTMENT CORPORATION
                                 BUILDING MATERIALS MANUFACTURING CORPORATION
                                 DUCTWORK MANUFACTURING CORPORATION
                                 EXTERIOR TECHNOLOGIES CORPORATION
                                 GAF KALAMAZOO ACQUISITION CORP.
                                 GAF LEATHERBACK CORP.
                                 GAF MATERIALS CORPORATION (CANADA)
                                 GAF PREMIUM PRODUCTS INC.
                                 GAF REAL PROPERTIES, INC.
                                 GAFTECH CORPORATION
                                 INTEC MARINE INC.
                                 LL BUILDING PRODUCTS INC.
                                 PEQUANNOCK VALLEY CLAIM SERVICE COMPANY, INC.
                                  SOUTH PONCA REALTY CORP.
                                  TOPCOAT, INC.
                                  USI MATERIALS INC.
                                  U.S. INTEC, INC.
                                  US INTEC HOLDINGS INC.
                                  WIND GAP REAL PROPERTY ACQUISITION CORP.


                                By: /s/ Susan B. Yoss
                                   --------------------------------------------
                                Name: Susan B. Yoss
                                     ------------------------------------------
                                Title: Senior Vice President and Treasurer
                                      -----------------------------------------

                                  SCHEDULE 9.2


                          LIST OF ADDRESSES FOR NOTICES
                          -----------------------------

BUILDING MATERIALS CORPORATION OF AMERICA:

Building Materials Corporation of America:             Tel.:  (973) 628-3000
1361 Alps Road                                         Fax:  (973) 628-4090
Wayne, New Jersey 07470
Attention: Treasurer

THE BANK OF NEW YORK, AS COLLATERAL AGENT UNDER THE COLLATERAL AGENT AGREEMENT:

The Bank of New York                                   Tel.:  (212) 437-3692
100 Church Street, 14th Floor                          Fax:  (212) 437-5612
New York, NY  10286
Attention:  Kevin Cremin


THE BANK OF NEW YORK, AS 1999 ADMINISTRATIVE AGENT:

The Bank of New York                                   Tel.:  (212) 635-4692
One Wall Street                                        Fax:  (212) 635-6365
Agency Function Administration
18th Floor
New York, NY  10286
Attention:  Sandra Morgan

The Bank of New York                                   Tel.:  (212) 635-6861
One Wall Street                                        Fax:  (212) 635-7498
New York, NY  10286
Attention:  David C. Judge

THE BANK OF NEW YORK, AS 2000 ADMINISTRATIVE AGENT:

The Bank of New York                                   Tel.:  (212) 635-4692
One Wall Street                                        Fax:  (212) 635-6365
Agency Function Administration
18th Floor
New York, NY  10286
Attention:  Sandra Morgan

The Bank of New York                                   Tel.:  (212) 635-6861
One Wall Street                                        Fax:  (212) 635-7498
New York, NY  10286
Attention:  David C. Judge


THE BANK OF NEW YORK, AS SENIOR NOTE TRUSTEE UNDER THE 2006 INDENTURE:

The Bank of New York
101 Barclay Street, 21 West
New York, NY  10286
Attention: Corporate Trust Trustee
           Administration


THE BANK OF NEW YORK, AS SENIOR NOTE TRUSTEE UNDER THE 2007 INDENTURE:

The Bank of New York
101 Barclay Street, 21 West
New York, NY  10286
Attention: Corporate Trust Trustee
           Administration


THE BANK OF NEW YORK, AS SENIOR NOTE TRUSTEE UNDER THE 2005 INDENTURE:

The Bank of New York
101 Barclay Street, 21 West
New York, NY  10286
Attention: Corporate Trust Trustee
           Administration

THE BANK OF NEW YORK, AS SENIOR NOTE TRUSTEE UNDER THE 2008 INDENTURE:

The Bank of New York
101 Barclay Street, 21 West
New York, NY  10286
Attention: Corporate Trust Trustee
           Administration


THE BANK OF NEW YORK, AS SENIOR NOTE TRUSTEE UNDER THE 2002 INDENTURE:

The Bank of New York
101 Barclay Street, 21 West
New York, NY  10286
Attention: Corporate Trust Trustee
           Administration


THE CHASE MANHATTAN BANK:

The Chase Manhattan Bank                            Tel.:  (212) 270-4062
270 Park Avenue                                     Fax:  (212) 270-7938
New York, NY  10017
Attention:  Peter Dedousis


FLEET NATIONAL BANK:

Fleet National Bank                                 Tel.:  (617) 434-6337
100 Federal Street                                  Fax:  (617) 434-4775
Mail Code MA DE 10010A
Boston, Massachusetts 02110
Attention:  Peggy Peckham






                                       3